QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2002

LIFE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

0-22193
(Commission File No.)

DELAWARE (State or Other Jurisdiction of Incorporation)	33-0743195 (IRS Employer Identification No.)
10540 Magnolia Avenue, Suite B, Riverside, CA (Address of Principal Executive Offices)	92505-1814 (Zip Code)

(909) 637-4000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

ITEM 5.    OTHER EVENTS

        The attached press release was published today, April 17, 2002.

ITEM 7.    EXHIBITS

  99.1
  Press release dated April 17, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIFE FINANCIAL CORPORATION
By:	/s/ Steven R. Gardner Steven R. Gardner President and Chief Executive Officer April 17, 2002

2

QuickLinks

  ITEM 5. OTHER EVENTS
  ITEM 7. EXHIBITS
SIGNATURE